UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 30, 2009

AMERICAN PHYSICIANS SERVICE GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

TEXAS	001-31434	75-1458323
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1301 CAPITAL OF TEXAS HIGHWAY

SUITE C-300

AUSTIN, TEXAS 78746

(Address of Principal Executive Offices, Zip Code)

(512) 328-0888

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

American Physicians Service Group, Inc. (the “Company”) is furnishing presentation materials, included as Exhibit 99.1 to this report and incorporated herein by reference, which were prepared for use for investor and analyst meetings that will take place in December 2009 through January 2010. The Company is not undertaking to update this presentation. This report should not be deemed an admission as to the materiality of any information contained in the presentation.

We are furnishing the exhibit to this Form 8-K in accordance with Item 7.01. The exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01

Financial Statements and Exhibits

(d)  Exhibits

99.1

Third quarter 2009 Investor Presentation materials of American Physicians Service Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2009	American Physicians Service Group, Inc.
Signed: /s/ Marc J. Zimmermann
Name: Marc J. Zimmermann
Title: Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Third quarter 2009 Investor Presentation materials of American Physicians Service Group, Inc.